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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 22, 2001
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                          THE SHERWIN-WILLIAMS COMPANY
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               (Exact name of registrant as specified in charter)


         Ohio                       1-4851                    34-0526850
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   (State or other            (Commission File              (IRS Employer
   jurisdiction of                 Number)                 Identification No.)
   incorporation)


                101 Prospect Avenue, N.W., Cleveland, Ohio 44115
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               (Address of principal executive offices) (zip code)


Registrant's telephone number, including area code:  (216) 566-2000
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Item 5:      Other Events.
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         On January 22, 2001, The Sherwin-Williams Company issued a press release announcing that its 2000 year end results will reflect a charge to operations for impairment of long-lived assets. The press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 7:      Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)      Exhibits

         Exhibit No.       Exhibit Description
         -----------       -------------------

         99                Press Release of Sherwin-Williams dated January 22,
                           2001.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         THE SHERWIN-WILLIAMS COMPANY


January 23, 2001                         By:  /s/ L. E. Stellato
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                                            L.E. Stellato
                                            Vice President, General Counsel and
                                            Secretary












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                                  EXHIBIT INDEX
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   EXHIBIT NO.    EXHIBIT DESCRIPTION
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      99          Press Release of Sherwin-Williams dated January 22, 2001.
















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